UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07583

HSBC ADVISOR FUNDS TRUST
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2013

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

Table of Contents
HSBC Family of Funds
Semi-Annual Report - April 30, 2013

Glossary of Terms
Chairman’s Message	4
President’s Message	5
Commentary From the Investment Manager	6
Portfolio Reviews	8
Portfolio Composition	12
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	19
Notes to Financial Statements	23
Investment Adviser Contract Approval	31
Table of Shareholder Expenses	34

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	36
HSBC Opportunity Portfolio	38
Statements of Assets and Liabilities	40
Statements of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	43
Notes to Financial Statements	44
Investment Adviser Contract Approval	49
Table of Shareholder Expenses	52
Other Information	53

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 24, 2013

Fellow Shareholders:

The recently-concluded semi-annual period was a good one for the HSBC Equity Funds. The HSBC Opportunity Fund and HSBC Growth Fund outperformed the Lipper Mid-Cap Growth Funds Average and the Lipper Large-Cap Growth Funds Average, respectively, during the six months ended April 30, 2013.

More specific information about each fund’s performance appears in their respective Portfolio Reviews in the following pages of this report. These investment results were achieved in an environment marked by uncertainty about the economic and market outlook, including speculation about future Federal Reserve policy and its market effects. We have no crystal ball, but our portfolio managers generally view the outlook as mildly positive. Several factors contributed to this outlook, including:

  The slowly improving U.S. economic growth, with little signs of inflation, provides a positive backdrop for stocks.

  Any normalization of Federal Reserve policy, and an end to so-called “quantitative easing,” should boost interest rates and improve returns in our money market offerings.

  A global economic recovery carries positive implications for emerging and frontier debt and equity markets, which is important for our roster of emerging market products.

That said, past performance is no guarantee of future results. To that end, the board and HSBC Global Asset Management (USA) Inc. constantly monitor the funds’ investment results, meeting regularly with portfolio managers and effect management change when we think it to be in our shareholders’ best interests. When managers consistently under-perform, we monitor their performance more closely and add additional oversight and scrutiny.

The Securities and Exchange Commission recently released for comment a number of proposals relating to money market fund reform. These included a floating net asset value and/or liquidity fees and redemption gates for certain types of money market funds. We will continue to monitor these developments as we work to provide the best money market fund structures and products to meet the needs of our shareholders.

The HSBC Funds lost a great friend and major contributor on April 28, 2013, when Larry Robbins, a trustee for 23 years and our chairman for eight years, succumbed to cancer, which he had fought with his usual grace and courage for almost five years. Larry resigned from the Board in December 2010, but remained an insightful counselor to me and a cheerleader to all of us. There’s no replacing a person like Larry.

His resignation did, however, open a vacancy on the Board, and this month we appointed Susan Gause to the board. The search was exhaustive and choosing among many attractive candidates wasn’t easy, we’re delighted to welcome Susan to the board. Susan has broad asset management experience having served as the CEO and CFO of a major asset management company and we believe that experience will serve HSBC Funds’ shareholders well.

Sincerely,

Michael Seely

Chairman, HSBC Funds

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722. Investors should read the prospectus carefully before investing or sending money.

4 HSBC FAMILY OF FUNDS

President’s Message

Dear Shareholder,

We are pleased to send to you the HSBC Funds semi-annual report, covering the six-month fiscal period ended April 30, 2013. This report contains detailed information about your Funds’ investments and results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

In closing, we would like to thank you for investing in the HSBC Funds. We continue to focus the HSBC Fund Family on investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti

President

HSBC FAMILY OF FUNDS 5

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy experienced moderate growth during the six-month period between November 1, 2012 and April 30, 2013. Many major economies produced disappointing economic data during much of the period. Consumer spending weakened and fiscal problems continued to plague the eurozone. However, U.S. equity markets made strong gains as the housing market showed significant improvement and consumer spending increased. Markets continued to benefit from the Federal Reserve Board’s decision to maintain the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25% through 2014.

The period began with equities in the U.S. retreating somewhat from gains made in the previous quarter. This pullback was caused in part by renewed concerns about the eurozone debt crisis and the looming threat in the U.S. of the “fiscal cliff”—a collection of spending cuts and tax increases scheduled to take effect in January 2013. Markets both in the U.S. and abroad performed much stronger during the first quarter of 2013 due to improving circumstances in the eurozone and positive domestic economic data. Still, new signs of slowing economic growth—and concerns about political crises in Italy and Cyprus—contributed to higher volatility in the equity markets during the spring. Despite these issues, in addition to lingering weakness in the labor market, equity U.S. markets ended the period significantly higher than six months earlier.

The housing market was the area of the U.S. economy that showed the clearest signs of improvement. Data indicated that home prices were rising and sales were increasing. Home prices in February made their largest year-over-year gain since May 2006. These positive developments produced optimism that the market could finally be headed towards a full recovery from its 2008 collapse.

Another development that supported recent market gains was the European Central Bank’s efforts to reduce borrowing costs for peripheral European countries. These efforts included an aggressive government bond-buying program known as Outright Monetary Transactions. The formation of a governing political coalition in Italy also helped alleviate concerns about a political crisis in that country. Nonetheless, lingering sovereign debt and fiscal problems persist in Europe, and the continent remains in recession.

The unemployment rate continued to edge downward, but remained well above pre-recession levels. Real income and the consumer savings rate remained weak during the period, while consumer confidence declined slightly. Economic activity in the manufacturing sector expanded during each of the last five months of the period, though the rate of growth slowed.

Emerging markets as a whole performed poorly during the period, as the dollar gained strength and commodity prices fell. Economic data from China were mixed, though there were no signs that its economy was about to suffer the “hard landing” that some analyst had feared.

U.S. Gross Domestic Product1 (GDP) grew at a rate of 0.4% during the fourth quarter of 2012—the slowest rate since the first quarter of 2011. A preliminary estimate puts GDP growth during the first quarter of 2013 at 2.5%.

Market Review

The period began with a steep sell-off in U.S. markets that bottomed out in mid-November. Equities then reversed direction and began a strong rally that persisted through the duration of the period with only a few brief interruptions. Equities performed well despite investors’ concerns that the political deadlock over the fiscal cliff and the subsequent onset of automatic budget cuts—known as the sequester—would undermine economic growth. A political compromise that avoided the most dire consequences of the fiscal cliff, along with improvement in the housing market, helped buoy investor confidence and fuel gains in the equity markets.

During the period, small- and mid-cap stocks outperformed large-cap stocks, and emerging markets generally underperformed developed economies. The Russell 2000® Index1 of small-company stocks returned 16.58% and the MSCI Emerging Market Index1 returned 5.40%.

Stocks in developed economies rose. Japanese equities performed especially well due to optimism regarding its central bank’s efforts to revive its economy. European stocks made gains, but lagged well behind U.S. markets. The S&P 500 Index1 of large-company stocks returned 14.42% for the six months through April 2013. That compared to a 17.18% return for the MSCI EAFE Index1 of international stocks in developed markets.

Among fixed-income securities, yields on U.S. Treasury bonds increased during the period, sending prices lower. Investment-grade corporate bonds also declined. Investors sought the higher yields offered by high-yield corporate bonds and high-yield municipal bonds, which were the best-performing fixed-income sectors during the quarter. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 0.90% for the six months through April, while the Barclays U.S. High-Yield Corporate Bond Index1 returned 7.26%. Fixed-income markets in Europe generated modest returns, while fixed-income in emerging markets ended the period higher, though it performed poorly during the first quarter of 2013 following strong gains throughout 2012.

1	For additional information, please refer to the Glossary of Terms.

6 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by Clark J. Winslow, CEO and CIO/Portfolio Manager
Justin H. Kelly, CFA, Senior Managing Director/Portfolio Manager
R. Bartlett Wear, CFA, Senior Managing Director/Portfolio Manager
Winslow Capital Management, LLC

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high-quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, LLC as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 13.19% (without sales charge) for the Class A Shares and 13.41% for the Class I Shares for the six-month period ended April 30, 2013. That compared to a 13.71% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 12.45% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The U.S. economy continued to expand throughout the six-month period. A round of budget cuts early in 2013 did not derail this expansion, and corporate profits continued to grow despite the slow nature of the economic recovery.

Equities performed well in that environment, which contributed to the Fund’s strong absolute return during the period. However, investors remained largely cautious about the state of the economic recovery, leading them to be more risk averse. As a result, growth stocks lagged both value stocks—which were among the period’s strongest performers—and the broader equity market as measured by the S&P 500 Index.1

The Fund benefited from an overweight position relative to its benchmark in the health care sector, which posted strong gains thanks to a strong pipeline of new biotechnology products and an improving job market that led to higher demand for health care services. Additionally, the Fund benefited from its exposure to two biopharmaceutical companies, which benefited from new drug approvals and the launch of two new HIV drugs, respectively.†

In addtion, stock selection in the materials and energy sectors helped the Fund’s relative performance. Among the Fund’s holdings in these sectors were an agricultural biotechnology company, which benefited from strong earnings growth, and an oil and natural gas producer, which benefited from strong production and low operating costs.†

The Fund’s relative returns suffered from an underweight position in the consumer staples sector, which performed well as investors favored more defensive stocks due to the slow economic recovery. Stock selection in both the consumer discretionary and telecommunications services sectors also hurt the Fund. In particular, shares of a large clothing retailer performed relatively poorly after earnings growth slowed during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Growth Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio (%)[6]
		Six			Since
As of April 30, 2013	Inception Date	Months*	1 Year	5 Year	Inception		Gross	Net
HSBC Growth Fund Class A1	5/7/04[5]	7.54	1.96	4.06	6.47		1.40	1.20
HSBC Growth Fund Class B2	5/7/04[5]	8.80	2.62	4.36	6.53		2.15	1.95
HSBC Growth Fund Class C3	5/7/04[5]	11.78	5.52	4.36	6.28		2.15	1.95
HSBC Growth Fund Class I	5/7/04[5]	13.41	7.61	5.41	7.34		1.15	0.95
Russell 1000® Growth Index[4]	—	13.71	12.60	6.66	6.79	[7]	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—	12.45	9.28	4.32	5.72	[8]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004; however, no shareholder activity occurred until May 10, 2004.
6	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.
7	Return for the period May 10, 2004 to April 30, 2013.
8	Return for the period April 30, 2004 to April 30, 2013.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 9

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Advisor)
(Class I Shares)
HSBC Opportunity Fund
(Class A Shares, Class B Shares and Class C Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seek long-term growth of capital by investing in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2013, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a 18.32% total return, and the Class A Shares of the Fund produced a 17.97% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 16.79% and 14.80%, respectively.

Portfolio Performance

Investors remained cautious about the slow pace of the economic recovery during the six-month period. Uncertainty about U.S. budget issues—including the fiscal cliff negotiations and the automatic budget cuts known as the sequester—weighed on investors’ willingness to take on risk. Nevertheless, those concerns did not prevent a strong, value-based rally in U.S. equities, which posted double-digit gains for the period as investors still found attractive opportunities in the markets.

The Fund benefited from this strong performance in the stock market. The Fund’s best performing sectors included materials, industrials, energy and consumer staples sectors. Even the Fund’s weakest performing sector, telecommunications services, generated double-digit gains during the period.†

The Fund’s outperformance of its benchmark was primarily driven by strong stock selection across five economic sectors—materials, industrials, energy, information technology and consumer staples. Among these holdings was a chemicals and building products manufacturer, which performed well after beating analysts’ earnings estimates. Meanwhile, the Fund benefited from its exposure to an oil and gas refiner that increased its dividend and engaged in an aggressive share repurchase effort following strong fourth quarter earnings.†

Additionally, the Fund benefited from an underweight position in gold mining companies as the precious metal experienced a significant price decline during the period.†

Individual holdings in the health care and consumer discretionary sectors hurt the Fund’s performance relative to its benchmark. In health care, the Fund did not have exposure to two biotechnology companies—a pharmaceutical products manufacturer and an antisense drug developer—that provided the benchmark with strong returns. In the consumer discretionary sector, the Fund missed out on strong performances by two online retailers, one offering travel-related reservations, and the other providing online movie subscriptions. In addition, the Fund was hurt by its exposure to retailers that specialize in women’s and children’s apparel, both of which performed poorly during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[5]
		Six
As of April 30, 2013	Inception Date	Months*	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	12.11	10.76	6.38	12.19	2.20	1.65
HSBC Opportunity Fund Class B2	1/6/98	13.59	11.71	6.65	12.25	2.95	2.40
HSBC Opportunity Fund Class C3	11/4/98	16.65	14.82	6.68	11.94	2.95	2.40
HSBC Opportunity Fund Class I†	9/3/96	18.32	17.18	8.06	13.26	1.08	1.08
Russell 2500™ Growth Index[4]	—	16.79	15.08	7.83	11.30	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	14.80	10.51	5.39	9.63	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2014 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

*	Aggregate total return.
†	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC Opportunity Fund.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	Reflects the expense ratios as reported in the prospectus dated February 28, 2013. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2014. Additional information pertaining to the April 30, 2013 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
Portfolio Composition*
April 30, 2013 (Unaudited)

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Biotechnology	9.4
Internet Software & Services	8.2
Specialty Retail	6.4
Internet & Catalog Retail	5.3
IT Services	5.2
Pharmaceuticals	5.0
Chemicals	4.6
Media	4.6
Road & Rail	4.2
Computers & Peripherals	4.1
Aerospace & Defense	3.3
Hotels, Restaurants & Leisure	3.2
Machinery	3.1
Food & Staples Retailing	2.9
Health Care Providers & Services	2.8
Capital Markets	2.8
Textiles, Apparel & Luxury Goods	2.1
Oil, Gas & Consumable Fuels	2.0
Software	2.0
Communications Equipment	1.8
Real Estate Investment Trusts (REITs)	1.5
Wireless Telecommunication Services	1.4
Investment Companies	1.4
Business Services	1.4
Auto Components	1.2
Trading Companies & Distributors	1.2
Health Care Technology	1.1
Semiconductors & Semiconductor Equipment	1.1
Commercial Banks	1.0
Energy Equipment & Services	1.0
Personal Products	1.0
Health Care Equipment & Supplies	1.0
Air Freight & Logistics	1.0
Household Durables	0.9
Airlines	0.8
Total	100.0

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	10.8
Software	7.6
IT Services	6.7
Chemicals	6.7
Oil, Gas & Consumable Fuels	6.1
Semiconductors & Semiconductor Equipment	4.6
Health Care Equipment & Supplies	4.1
Trading Companies & Distributors	3.7
Biotechnology	3.4
Capital Markets	3.4
Aerospace & Defense	3.4
Household Durables	3.2
Life Sciences Tools & Services	3.2
Containers & Packaging	3.1
Commercial Banks	3.0
Investment Companies	2.9
Machinery	2.8
Energy Equipment & Services	2.7
Insurance	2.5
Road & Rail	2.3
Electrical Equipment	2.0
Diversified Consumer Services	1.6
Commercial Services & Supplies	1.6
Real Estate Management & Development	1.5
Professional Services	1.4
Health Care Providers & Services	1.0
Media	0.8
Construction Materials	0.8
Distributors	0.7
Communications Equipment	0.7
Building Products	0.6
Wireless Telecommunication Services	0.6
Hotels, Restaurants & Leisure	0.5
Total	100.0
____________________

*	Portfolio composition is subject to change.

12       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2013 (Unaudited)

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Assets:
Investments in Affiliated Portfolios	$76,632,152	$12,787,122	$164,000,774
Receivable for capital shares issued	921,778	2,782	753,752
Receivable from Investment Adviser	3,093	9,483	—
Prepaid expenses and other assets	17,023	8,644	10,854
Total Assets	77,574,046	12,808,031	164,765,380

Liabilities:
Payable for capital shares redeemed	610,151	26,401	255,330
Accrued expenses and other liabilities:
Administration	1,536	255	3,253
Distribution	676	771	—
Shareholder Servicing	3,142	4,133	—
Compliance Service	34	—	—
Accounting	1,913	1,525	701
Transfer Agent	—	4,413	—
Trustee	28	18	221
Other	26,506	8,242	51,032
Total Liabilities	643,986	45,758	310,537
Net Assets	$76,930,060	$12,762,273	$164,454,843

Composition of Net Assets:
Capital	54,644,579	9,248,545	120,704,714
Accumulated net investment loss	(17,058)	(93,042)	(56,906)
Accumulated net realized gains (losses) from investments	6,798,533	876,321	10,861,304
Unrealized appreciation/depreciation on investments	15,504,006	2,730,449	32,945,731
Net Assets	$76,930,060	$12,762,273	$164,454,843

Net Assets:
Class A Shares	$11,596,683	$11,467,631	$—
Class B Shares	524,338	480,060	—
Class C Shares	571,801	814,582	—
Class I Shares	64,237,238	—	164,454,843
	$76,930,060	$12,762,273	$164,454,843

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	623,037	1,019,193	—
Class B Shares	31,492	55,028	—
Class C Shares	34,112	90,938	—
Class I Shares	3,388,711	—	10,844,529

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$18.61	$11.25	$—
Class B Shares(a)	$16.65	$8.72	$—
Class C Shares(a)	$16.76	$8.96	$—
Class I Shares	$18.96	$—	$15.16
Maximum Sales Charge - Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value/(100%-maximum sales charge)) - Class A Shares	$19.59	$11.84	$—
____________________

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS	13

HSBC FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2013 (Unaudited)

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Investment Income:
Investment Income from Affiliated Portfolios (a)	$529,915	$52,871	$663,685
Expenses from Affiliated Portfolios (a)	(263,234)	(53,332)	(673,959)
Total Investment Income (Loss)	266,681	(461)	(10,274)

Expenses:
Administration:
Class A Shares	1,387	1,323	—
Class B Shares	71	59	—
Class C Shares	63	83	—
Class I Shares	7,420	—	18,541
Distribution:
Class B Shares	2,172	1,820	—
Class C Shares	1,930	2,509	—
Shareholder Servicing:
Class A Shares	13,930	12,851	—
Class B Shares	724	607	—
Class C Shares	643	829	—
Accounting	11,862	9,392	4,451
Compliance Service	318	42	552
Printing	2,000	216	6,433
Professional	9,257	8,217	10,542
Transfer Agent	44,490	26,578	29,213
Trustee	787	108	1,328
Registration fees	18,218	8,715	6,290
Other	1,635	776	7,713
Total expenses before fee reductions	116,907	74,125	85,063
Fees voluntarily reduced by Investment Adviser	—	(5,972)	—
Fees contractually reduced by Investment Adviser	(14,505)	(24,578)	—
Net Expenses	102,402	43,575	85,063

Net Investment Income (Loss)	164,279	(44,036)	(95,337)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment securities	3,426,350	980,809	11,422,797
Change in unrealized appreciation/depreciation on investments	5,627,016	1,022,714	14,180,526

Net realized/unrealized gains from investments	9,053,366	2,003,523	25,603,323
Change In Net Assets Resulting From Operations	$9,217,645	$1,959,487	$25,507,986
____________________

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

14	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2013	October 31, 2012	April 30, 2013	October 31, 2012
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$164,279	$(133,004)	$(44,036)	$(67,015)
Net realized gains (losses) from investments	3,426,350	8,364,394	980,809	786,559
Change in unrealized appreciation/depreciation
on investments	5,627,016	(3,332,031)	1,022,714	610,433
Change in net assets resulting from operations	9,217,645	4,899,359	1,959,487	1,329,977

Dividends:
Net investment income:
Class I Shares	(48,333)	—	—	—
Net realized gains:
Class A Shares	(789,480)	—	(613,652)	(1,598,939)
Class B Shares	(47,389)	—	(37,922)	(93,318)
Class C Shares	(38,688)	—	(41,508)	(76,609)
Class I Shares	(4,180,730)	—	—	—
Change in net assets resulting from shareholder dividends	(5,104,620)	—	(693,082)	(1,768,866)
Change in net assets resulting from capital transactions	2,471,314	(8,338,642)	247,222	(429,918)
Change in net assets	6,584,339	(3,439,283)	1,513,627	(868,807)

Net Assets:
Beginning of period	70,345,721	73,785,004	11,248,646	12,117,453
End of period	$76,930,060	$70,345,721	$12,762,273	$11,248,646
Accumulated net investment income (loss)	$(17,058)	$(133,004)	$(93,042)	$(49,006)

See notes to financial statements.	HSBC FAMILY OF FUNDS	15

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2013	October 31, 2012	April 30, 2013	October 31, 2012
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$280,777	$871,476	$824,811	$772,149
Dividends reinvested	760,894	—	601,275	1,562,653
Value of shares redeemed	(1,397,247)	(5,909,138)	(1,324,944)	(2,900,653)
Class A Shares capital transactions	(355,576)	(5,037,662)	101,142	(565,851)

Class B Shares:
Proceeds from shares issued	18,251	111,305	13,115	69,230
Dividends reinvested	47,204	—	37,922	93,292
Value of shares redeemed	(185,404)	(516,256)	(113,890)	(160,269)
Class B Shares capital transactions	(119,949)	(404,951)	(62,853)	2,253

Class C Shares:
Proceeds from shares issued	44,139	261,486	189,961	112,981
Dividends reinvested	38,495	—	41,448	76,317
Value of shares redeemed	(16,738)	(42,587)	(22,476)	(55,618)
Class C Shares capital transactions	65,896	218,899	208,933	133,680

Class I Shares:
Proceeds from shares issued	6,825,834	17,658,774	—	—
Dividends reinvested	4,217,358	—	—	—
Value of shares redeemed	(8,162,249)	(20,773,702)	—	—
Class I Shares capital transactions	2,880,943	(3,114,928)	—	—
Change in net assets resulting from capital transactions	$2,471,314	$(8,338,642)	$247,222	$(429,918)

SHARE TRANSACTIONS:
Class A Shares:
Issued	15,793	49,445	75,978	77,300
Reinvested	45,103	—	59,888	175,974
Redeemed	(78,025)	(334,366)	(124,310)	(293,635)
Change in Class A Shares	(17,129)	(284,921)	11,556	(40,361)

Class B Shares:
Issued	1,127	6,924	1,569	8,496
Reinvested	3,120	—	4,862	13,196
Redeemed	(11,519)	(31,749)	(13,693)	(20,335)
Change in Class B Shares	(7,272)	(24,825)	(7,262)	1,357

Class C Shares:
Issued	2,724	16,065	22,048	14,173
Reinvested	2,526	—	5,175	10,526
Redeemed	(1,062)	(2,629)	(2,676)	(6,916)
Change in Class C Shares	4,188	13,436	24,547	17,783

Class I Shares:
Issued	373,667	981,882	—	—
Reinvested	245,624	—	—	—
Redeemed	(450,114)	(1,163,041)	—	—
Change in Class I Shares	169,177	(181,159)	—	—

16	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	six months ended	year ended
	April 30, 2013	October 31, 2012
	(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$(95,337)	$(19,624)
Net realized gains (losses) from investments	11,422,797	7,509,207
Change in unrealized appreciation/depreciation on investments	14,180,526	7,623,444
Change in net assets resulting from operations	25,507,986	15,113,027

Dividends:
Net realized gains:
Class I Shares	(6,472,825)	(18,686,312)
Change in net assets resulting from shareholder dividends	(6,472,825)	(18,686,312)
Change in net assets resulting from capital transactions	10,322,052	16,653,597
Change in net assets	29,357,213	13,080,312

Net Assets:
Beginning of period	135,097,630	122,017,318
End of period	$164,454,843	$135,097,630
Accumulated net investment income (loss)	$(56,906)	$38,431

See notes to financial statements.	HSBC FAMILY OF FUNDS	17

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	six months ended	year ended
	April 30, 2013	October 31, 2012
	(Unaudited)
CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	16,822,329	20,813,526
Dividends reinvested	6,463,988	17,155,964
Value of shares redeemed	(12,964,265)	(21,315,893)
Class I Shares capital transactions	10,322,052	16,653,597
Change in net assets resulting from capital transactions	$10,322,052	$16,653,597

SHARE TRANSACTIONS:
Class I Shares:
Issued	1,196,673	1,554,122
Reinvested	478,814	1,465,070
Redeemed	(912,712)	(1,642,101)
Change in Class I Shares	762,775	1,377,091

18	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GROWTH FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2008	$17.95	(0.05)	(6.51)	(6.56)	—	(0.84)	(0.84)	$10.55	(38.23	)%(e)	$17,180	1.20%	(0.36)%		1.22%	158%
Year Ended October 31, 2009	10.55	(0.04)	2.03	1.99	—	—	—	12.54	18.86	%(f)	15,896	1.20%	(0.33)%		1.31%	66%
Year Ended October 31, 2010	12.54	(0.07)	2.55	2.48	—	—	—	15.02	19.78	%(g)(h)	16,452	1.20%	(0.54	)%(h)	1.23%	89%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59	10.45	%(i)	15,349	1.18%	(0.45)%		1.18%	56%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	—	17.69	6.63	%(j)	11,327	1.20%	(0.36)%		1.27%	53%
Six Months Ended April 30, 2013
(Unaudited)	17.69	0.02	2.19	2.21	—	(1.29)	(1.29)	18.61	13.19	%(k)	11,597	1.20%	0.26%		1.24%	37%
CLASS B SHARES
Year Ended October 31, 2008	$16.92	(0.16)	(6.07)	(6.23)	—	(0.84)	(0.84)	$9.85	(38.62	)%(e)	$2,839	1.95%	(1.20)%		1.96%	158%
Year Ended October 31, 2009	9.85	(0.10)	1.85	1.75	—	—	—	11.60	17.87	%(f)	2,059	1.95%	(1.06)%		2.06%	66%
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	—	13.80	18.97	%(g)(h)	1,213	1.95%	(1.28	)%(h)	1.98%	89%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13	9.64	%(i)	962	1.93%	(1.19)%		1.93%	56%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	—	16.02	5.88	%(j)	621	1.95%	(1.10)%		2.03%	53%
Six Months Ended April 30, 2013
(Unaudited)	16.02	(0.03)	1.95	1.92	—	(1.29)	(1.29)	16.65	12.80	%(k)	524	1.95%	(0.43)%		1.99%	37%
CLASS C SHARES
Year Ended October 31, 2008	$17.02	(0.16)	(6.11)	(6.27)	—	(0.84)	(0.84)	$9.91	(38.63	)%(e)	$72	1.95%	(1.13)%		1.97%	158%
Year Ended October 31, 2009	9.91	(0.12)	1.89	1.77	—	—	—	11.68	17.86	%(f)	120	1.95%	(1.12)%		2.05%	66%
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	—	13.89	18.92	%(g)(h)	184	1.95%	(1.30	)%(h)	1.99%	89%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23	9.65	%(i)	251	1.94%	(1.21)%		1.94%	56%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	—	16.12	5.84	%(j)	482	1.95%	(1.14)%		2.03%	53%
Six Months Ended April 30, 2013
(Unaudited)	16.12	(0.04)	1.97	1.93	—	(1.29)	(1.29)	16.76	12.78	%(k)	572	1.95%	(0.52)%		1.99%	37%
CLASS I SHARES
Year Ended October 31, 2008	$18.02	(0.02)	(6.54)	(6.56)	—	(0.84)	(0.84)	$10.62	(38.07	)%(e)	$38,868	0.95%	(0.16)%		0.97%	158%
Year Ended October 31, 2009	10.62	(0.01)	2.04	2.03	—	—	—	12.65	19.11	%(f)	39,400	0.95%	(0.08)%		1.06%	66%
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	—	15.19	20.08	%(g)(h)	49,474	0.95%	(0.30	)%(h)	0.99%	89%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83	10.80	%(i)	57,222	0.94%	(0.22)%		0.94%	56%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	—	17.99	6.89	%(j)	57,916	0.95%	(0.12)%		1.04%	53%
Six Months Ended April 30, 2013
(Unaudited)	17.99	0.05	2.22	2.27	(0.01)	(1.29)	(1.30)	18.96	13.41	%(k)	64,237	0.95%	0.50%		0.99%	37%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC GROWTH FUND

(e)	During the year ended October 31, 2008, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(f)	During the year ended October 31, 2009, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(g)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(h)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(i)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.28%, 0.28%, 0.28% and 0.28% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(j)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.12%, 0.12%, 0.12% and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.
(k)	During the period ended April 30, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.23%, 0.23% and 0.23% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2008	$16.41	(0.12)	(4.04)	(4.16)	(5.16)	(5.16)	$7.09	(35.84)%		$9,600	1.55%	(1.13)%		1.82%	80%
Year Ended October 31, 2009	7.09	(0.07)	0.97	0.90	(0.43)	(0.43)	7.56	14.85%		9,687	1.55%	(1.02)%		2.30%	65%
Year Ended October 31, 2010	7.56	(0.09)	2.20	2.11	—	—	9.67	27.91	%(e)(f)	11,282	1.55%	(1.00	)%(f)	2.07%	68%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63	11.59	%(g)	11,145	1.55%	(0.62)%		1.85%	69%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	(1.56)	(1.56)	10.13	12.08	%(h)	10,204	1.55%	(0.51)%		2.20%	59%
Six Months Ended April 30, 2013
(Unaudited)	10.13	(0.04)	1.79	1.75	(0.63)	(0.63)	11.25	17.97	%(i)	11,468	1.55%	(0.66)%		2.06%	38%
CLASS B SHARES
Year Ended October 31, 2008	$14.94	(0.18)	(3.50)	(3.68)	(5.16)	(5.16)	$6.10	(36.30)%		$1,578	2.29%	(1.88)%		2.58%	80%
Year Ended October 31, 2009	6.10	(0.10)	0.80	0.70	(0.43)	(0.43)	6.37	13.92%		1,082	2.30%	(1.77)%		3.10%	65%
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09	27.00	%(e)(f)	658	2.30%	(1.78	)%(f)	2.86%	68%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80	10.75	%(g)	536	2.30%	(1.36)%		2.64%	69%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	(1.56)	(1.56)	8.01	11.15	%(h)	499	2.30%	(1.25)%		2.99%	59%
Six Months Ended April 30, 2013
(Unaudited)	8.01	(0.06)	1.40	1.34	(0.63)	(0.63)	8.72	17.59	%(i)	480	2.30%	(1.39)%		2.83%	38%
CLASS C SHARES
Year Ended October 31, 2008	$15.11	(0.17)	(3.57)	(3.74)	(5.16)	(5.16)	$6.21	(36.27)%		$189	2.30%	(1.88)%		2.58%	80%
Year Ended October 31, 2009	6.21	(0.10)	0.81	0.71	(0.43)	(0.43)	6.49	13.83%		267	2.30%	(1.78)%		3.08%	65%
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25	27.12	%(e)(f)	341	2.30%	(1.75	)%(f)	2.86%	68%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98	10.79	%(g)	437	2.30%	(1.38)%		2.64%	69%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	(1.56)	(1.56)	8.21	11.14	%(h)	545	2.30%	(1.19)%		3.03%	59%
Six Months Ended April 30, 2013
(Unaudited)	8.21	(0.06)	1.44	1.38	(0.63)	(0.63)	8.96	17.65	%(i)	815	2.30%	(1.45)%		2.81%	38%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). Corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(h)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(i)	During the period year ended April 30, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC OPPORTUNITY FUND (ADVISOR)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS I SHARES
Year Ended October 31, 2008	$18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)	$8.91	(35.39)%		$97,841	0.97%	(0.55)%		0.97%	80%
Year Ended October 31, 2009	8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	9.93	15.47%		100,285	1.02%	(0.50)%		1.02%	65%
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77	28.60	%(e)(f)	117,064	1.01%	(0.46	)%(f)	1.01%	68%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	(0.31)	(0.31)	14.02	12.25	%(g)	122,017	1.01%	(0.07)%		1.01%	69%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	(2.07)	(2.07)	13.40	12.50	%(h)	135,098	1.08%	(0.01)%		1.08%	59%
Six Months Ended April 30, 2013
(Unaudited)	13.40	(0.01)	2.38	2.37	(0.61)	(0.61)	15.16	18.32	%(i)	164,455	1.00%	(0.13)%		1.00%	38%

*	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.
(g)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(h)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(i)	During the period ended April 30, 2013, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05% for Class I Shares.

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited)

1. Organization:

     The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Fund Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of April 30, 2013, the Trust is comprised of 15 separate operational funds and the Advisor Trust is comprised of 1 operational fund, each a series of the HSBC Family of Funds, which also includes the HSBC Portfolios (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following 3 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund	Growth Fund	Trust
HSBC Opportunity Fund	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	April 30, 2013(%)
Growth Fund	HSBC Growth Portfolio	89.5
Opportunity Fund	HSBC Opportunity Portfolio	7.1
Opportunity Fund (Advisor)	HSBC Opportunity Portfolio	90.8

     The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

     Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

HSBC FAMILY OF FUNDS 23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund and Opportunity (Advisor) Fund.

     The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

24	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     The Funds record their investments in their respective Portfolios at fair value, which is typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the Notes to Financial Statements of the Portfolios included in this report.

     For the period ended April 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of April 30, 2013 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Fund
Investment Securities:
Affiliated Portfolio(a)	—	76,632,152	—	76,632,152
Total Investment Companies	—	76,632,152	—	76,632,152

Opportunity Fund
Investment Securities:
Affiliated Portfolio(a)	—	12,787,122	—	12,787,122
Total Investment Companies	—	12,787,122	—	12,787,122

Opportunity Fund (Advisor)
Investment Securities:
Affiliated Portfolio(a)	—	164,000,774	—	164,000,774
Total Investment Companies	—	164,000,774	—	164,000,774
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

HSBC FAMILY OF FUNDS 25

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds of the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $ 50 billion	0.0275
In excess of $50 billion	0.0250

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate above subject to certain reductions associated with services provided to new funds. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $143,262 for the period ended April 30, 2013, plus reimbursement of

26	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Service.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the period ended April 30, 2013, Foreside, as Distributor, also received $126,262, $85,049 and $21,867 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $0, $0 and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and the Advisor Trust for blue sky exemption services.

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

HSBC FAMILY OF FUNDS 27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through March 1, 2014, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2013, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2013, the repayments that may potentially be made by the Funds are as follows:

Fund	2016($)	2015($)	2014($)	2013($)*	Total($)
Growth Fund	14,505	65,181	—	22,001	101,687
Opportunity Fund	24,578	65,241	27,228	49,041	166,088
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2013 totaled:

Fund	Contributions($)	Withdrawals($)
Growth Fund	2,554,862	5,662,594
Opportunity Fund	737,557	1,197,853
Opportunity Fund (Advisor)	12,019,872	8,802,696

28       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

6. Federal Income Tax Information:

     The tax character of dividends paid by the Funds for the latest tax year ended October 31, 2012 was as follows:

	Dividends paid from
		Net Long Term	Total
	Ordinary Income($)	Capital Gains($)	Dividends Paid($)*
Opportunity Fund	122,612	1,646,254	1,768,866
Opportunity Fund (Advisor)	2,322,165	16,364,147	18,686,312

     As of the latest tax year October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated	Unrealized	Total
	Undistributed	Undistributed	Long Term			Capital and	Appreciation/	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	(Depreciation)	Earnings/
	Income($)	Income($)	Gains($)	Earnings($)	Payable($)	Losses($)	($)(1)	(Deficit)($)
Growth Fund	—	—	5,056,284	5,056,284	—	(133,004)	9,832,284	14,755,564
Opportunity Fund	—	—	693,082	693,082	—	(52,380)	1,606,621	2,247,323
Opportunity Fund
(Advisor)	—	—	6,472,823	6,472,823	—	—	18,242,145	24,714,968
____________________

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

     Under current law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the latest tax year ended October 31, 2012, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2013.

Late Year
Fund	Ordinary Losses($)
Growth Fund	133,004
Opportunity Fund	52,380

     For the latest tax year ended October 31, 2012, the following Fund utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)
Growth Fund	3,269,773

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2013 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub- Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on Lipper data; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting.

     When it met, the Contracts Committee and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (ii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC (“Winslow”); (iii) the Trusts’ Administration Agreement with the Adviser; and (iv) regulatory considerations. The Contracts Committee also convened to consider, among other things: (i) the Support Services Agreement and Operational Support Services Agreement with the Adviser; (ii) the Adviser’s Multimanager function; (iii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (iv) the Adviser’s profitability; and (v) additional information provided by the Adviser at the request of the Board. Following the December 5, 2012 and December 17-18, 2012 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting, held on December 17-18, 2012, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

HSBC FAMILY OF FUNDS       31

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the Equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the Emerging Markets Debt Funds, the capabilities of the Adviser’s oversight with respect to the Frontier Markets Fund, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets, and its effect on economies of scale; (iv) the recent liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC RMB Fixed Income Fund and HSBC Total Return Fund, and an increased entrepreneurial commitment to the success of the Funds with new classes of shareholders. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the voluntary fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently, and noted the material increase in these waivers and reimbursements due to the economic environment for money market funds over the previous year. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. In assessing the Adviser’s reputation, the Independent Trustees considered a recent regulatory matter affecting the parent of the Adviser which did not relate to the Funds.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees took note of the expenses of underlying funds and considered the performance of the World Selection Funds, and particularly the Aggressive Strategy Fund, in light of the World Selection Funds’ relative positioning and peers. In the context of the HSBC Growth Portfolio, although the Independent Trustees noted the recent underperformance of the Portfolio in light of data provided by Lipper, it favorably noted the consistent performance record of the Portfolio and the strong compliance culture at the Portfolio’s Sub-Adviser. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered that the Portfolio was relatively expensive as compared to its peers, yet was also characterized by relatively high return as well as higher volatility. With respect to the HSBC Opportunity Portfolio, the Independent Trustees also considered the compliance efforts of the Portfolio’s Sub-Adviser.

     In the context of the Emerging Markets Debt Funds, the Independent Trustees found the expenses of the HSBC Emerging Markets Debt Fund to be reasonable and its performance to be acceptable, but the Independent Trustees noted that the HSBC Emerging Markets Local Debt Fund had performed less competitively. With respect to the Emerging Markets Debt Funds, the Independent Trustees also requested and received information regarding the Funds’ integration into the overall structure of the HSBC Family of Funds. In the context of the HSBC Frontier Markets Fund, the Independent Trustees noted the Fund’s fees and expenses as compared to its peers, and

32       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (continued)

requested and received information regarding the advisory fee split between the Adviser and the Fund’s Sub-Adviser. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements, although they would continue to monitor performance closely, particularly for those Funds that had weaker performance compared to peers during the past year.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds. At the request of the Independent Trustees, the Adviser provided information regarding the pricing differential between the retail and institutional shares’ respective Operational Support Services Agreements. The Independent Trustees determined that the differences are inline with industry standards and recognize the different services provided to retail as compared to institutional shareholders. The Independent Trustees also considered the relative split of the administration fee between the Adviser and Citi Fund Services Ohio, Inc., as sub-administrator and other factors relevant to their consideration of these arrangements.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the sub-advisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC FAMILY OF FUNDS       33

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and /or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/12	4/30/13	11/1/12 - 4/30/13	11/1/12 - 4/30/13
Growth Fund	Class A Shares	$1,000.00	$1,131.90	$6.34	1.20%
	Class B Shares	1,000.00	1,128.00	10.29	1.95%
	Class C Shares	1,000.00	1,127.80	10.29	1.95%
	Class I Shares	1,000.00	1,134.10	5.03	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,179.70	8.38	1.55%
	Class B Shares	1,000.00	1,175.90	12.41	2.30%
	Class C Shares	1,000.00	1,176.50	12.41	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,183.20	5.41	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

34       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/12	4/30/13	11/1/12 - 4/30/13	11/1/12 - 4/30/13
Growth Fund	Class A Shares	$1,000.00	$1,018.84	$6.01	1.20%
	Class B Shares	1,000.00	1,015.12	9.74	1.95%
	Class C Shares	1,000.00	1,015.12	9.74	1.95%
	Class I Shares	1,000.00	1,020.08	4.76	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.11	7.75	1.55%
	Class B Shares	1,000.00	1,013.39	11.48	2.30%
	Class C Shares	1,000.00	1,013.39	11.48	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,019.84	5.01	1.00%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       35

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Common Stocks – 97.6%

	Shares	Value ($)
Aerospace & Defense – 3.2%
Precision Castparts Corp.	7,200	1,377,288
United Technologies Corp.	15,400	1,405,866
		2,783,154
Air Freight & Logistics – 1.0%
FedEx Corp.	8,700	817,887
Airlines – 0.8%
Delta Air Lines, Inc. (a)	40,700	697,598
Auto Components – 1.2%
BorgWarner, Inc. (a)	13,100	1,024,027
Biotechnology – 9.4%
Alexion Pharmaceuticals, Inc. (a)	8,800	862,400
Amgen, Inc.	13,200	1,375,572
Biogen Idec, Inc. (a)	10,200	2,233,086
Celgene Corp. (a)	15,900	1,877,313
Gilead Sciences, Inc. (a)	33,700	1,706,568
		8,054,939
Capital Markets – 2.7%
BlackRock, Inc.	3,500	932,750
Franklin Resources, Inc.	9,200	1,422,872
		2,355,622
Chemicals – 4.6%
Ecolab, Inc.	15,200	1,286,224
Monsanto Co.	24,599	2,627,665
		3,913,889
Commercial Banks – 1.0%
Wells Fargo & Co.	22,900	869,742
Communications Equipment – 1.8%
Qualcomm, Inc.	24,700	1,522,014
Computers & Peripherals – 4.1%
Apple, Inc.	7,850	3,475,587
Energy Equipment & Services – 1.0%
FMC Technologies, Inc. (a)	15,600	847,080
Food & Staples Retailing – 2.8%
Costco Wholesale Corp.	7,800	845,754
CVS Caremark Corp.	20,700	1,204,326
Whole Foods Market, Inc.	4,400	388,608
		2,438,688
Health Care Equipment & Supplies – 1.0%
Intuitive Surgical, Inc. (a)	1,690	831,970
Health Care Providers & Services – 2.8%
Express Scripts Holding Co. (a)	18,350	1,089,440
UnitedHealth Group, Inc.	22,100	1,324,453
		2,413,893
Health Care Technology – 1.1%
Cerner Corp. (a)	9,800	948,346
Hotels, Restaurants & Leisure – 3.2%
Las Vegas Sands Corp.	15,300	860,625
Starbucks Corp.	22,100	1,344,564
Yum! Brands, Inc.	7,900	538,148
		2,743,337
Household Durables – 0.9%
Lennar Corp., Class A	18,600	766,692
Internet & Catalog Retail – 5.3%
Amazon.com, Inc. (a)	8,975	2,277,945
Priceline.com, Inc. (a)	3,220	2,241,088
		4,519,033
Internet Software & Services – 8.2%
eBay, Inc. (a)	28,900	1,514,071
Equinix, Inc. (a)	2,695	577,000
Facebook, Inc., Class A(a)	47,100	1,307,496
Google, Inc., Class A(a)	4,055	3,343,631
LinkedIn Corp., Class A(a)	1,300	249,717
		6,991,915
IT Services – 6.5%
International Business Machines Corp.	6,600	1,336,764
MasterCard, Inc., Class A	2,095	1,158,388
Visa, Inc., Class A	18,100	3,049,126
		5,544,278
Machinery – 3.0%
Danaher Corp.	42,700	2,602,138
Media – 4.6%
CBS Corp., Class B	22,100	1,011,738
News Corp., Class A	33,000	1,022,010
Sirius XM Radio, Inc.	314,800	1,023,100
The Walt Disney Co.	13,600	854,624
		3,911,472
Oil, Gas & Consumable Fuels – 2.0%
Cabot Oil & Gas Corp.	11,900	809,795
Range Resources Corp.	2,200	161,744
Valero Energy Corp.	18,100	729,792
		1,701,331
Personal Products – 1.0%
The Estee Lauder Cos., Inc., Class A	12,200	846,070
Pharmaceuticals – 4.9%
Abbott Laboratories	23,000	849,160
Allergan, Inc.	7,200	817,560
GlaxoSmithKline plc ADR	17,600	908,864
Sanofi ADR	16,900	901,615
Zoetis, Inc.	22,200	733,044
		4,210,243

36 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp.	14,900	1,251,451
Road & Rail – 4.1%
Union Pacific Corp.	24,000	3,551,040
Semiconductors & Semiconductor Equipment – 1.0%
NXP Semiconductors NV (a)	32,700	900,885
Software – 2.0%
Salesforce.com, Inc. (a)	40,800	1,677,288
Specialty Retail – 6.3%
Best Buy Co., Inc.	33,400	868,066
Dollar General Corp. (a)	25,500	1,328,295
Ross Stores, Inc.	14,200	938,194
The Home Depot, Inc.	18,100	1,327,635
Ulta Salon, Cosmetics & Fragrance,
Inc. (a)	10,800	946,620
		5,408,810
Textiles, Apparel & Luxury Goods – 2.0%
Lululemon Athletica, Inc. (a)	6,900	525,297
Ralph Lauren Corp.	6,700	1,216,586
		1,741,883
Trading Companies & Distributors – 1.2%
W. W. Grainger, Inc.	4,100	1,010,527
Wireless Telecommunication Services – 1.4%
SBA Communications Corp., Class A(a)	15,200	1,200,648
TOTAL COMMON STOCKS
(COST $64,674,511)		83,573,477

Investment Company – 1.4%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	1,191,636	1,191,636
TOTAL INVESTMENT COMPANY
(COST $1,191,636)		1,191,636
TOTAL INVESTMENT SECURITIES
(COST $65,866,147) — 99.0%		84,765,113
____________________

Percentages indicated are based on net assets of $85,638,195.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.

ADR American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 37

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited)

Common Stocks – 96.8%

	Shares	Value ($)
Aerospace & Defense – 3.4%
BE Aerospace, Inc. (a)	42,850	2,688,409
TransDigm Group, Inc.	23,290	3,418,972
		6,107,381
Biotechnology – 3.4%
Alkermes plc (a)	113,930	3,487,397
Cubist Pharmaceuticals, Inc. (a)	58,150	2,670,248
		6,157,645
Building Products – 0.6%
Owens Corning, Inc. (a)	25,900	1,089,354
Capital Markets – 3.4%
Lazard Ltd., Class A	93,600	3,173,040
Raymond James Financial, Inc.	70,890	2,936,264
		6,109,304
Chemicals – 6.6%
Axiall Corp.	34,580	1,813,721
Celanese Corp., Series A	36,730	1,814,829
Cytec Industries, Inc.	32,320	2,354,835
Huntsman Corp.	70,580	1,331,139
Rockwood Holdings, Inc.	31,310	2,031,706
The Scotts Mircale-Gro Co.	58,470	2,651,615
		11,997,845
Commercial Banks – 3.0%
Comerica, Inc.	77,110	2,795,238
First Horizon National Corp.	1	10
First Republic Bank	68,050	2,584,539
		5,379,787
Commercial Services & Supplies – 1.6%
Waste Connections, Inc.	75,775	2,875,661
Communications Equipment – 0.7%
Riverbed Technology, Inc. (a)	84,180	1,250,915
Construction Materials – 0.8%
Martin Marietta Materials, Inc.	13,675	1,381,038
Containers & Packaging – 3.1%
Crown Holdings, Inc. (a)	77,150	3,292,762
Packaging Corp. of America	49,240	2,341,854
		5,634,616
Distributors – 0.7%
LKQ Corp. (a)	55,750	1,342,460
Diversified Consumer Services – 1.6%
Service Corp. International	171,810	2,900,153
Electrical Equipment – 2.0%
Hubbell, Inc., Class B	38,130	3,658,955
Energy Equipment & Services – 2.6%
McDermott International, Inc. (a)	167,820	1,792,318
Rowan Cos. plc, Class A(a)	91,680	2,982,350
		4,774,668
Health Care Equipment & Supplies – 4.1%
ArthroCare Corp. (a)	36,600	1,268,190
Conceptus, Inc. (a)	61,060	1,893,471
DENTSPLY International, Inc.	63,130	2,673,555
Volcano Corp. (a)	80,760	1,638,620
		7,473,836
Health Care Providers & Services – 1.0%
Community Health Systems, Inc.	40,050	1,825,079
Hotels, Restaurants & Leisure – 0.5%
Arcos Dorados Holdings, Inc., Class A	61,940	843,623
Household Durables – 3.2%
Harman International Industries, Inc.	31,450	1,406,130
Jarden Corp. (a)	63,945	2,878,164
NVR, Inc. (a)	1,458	1,501,740
		5,786,034
Insurance – 2.5%
Everest Re Group Ltd.	23,325	3,148,642
Genworth Financial, Inc., Class A(a)	138,380	1,387,951
		4,536,593
IT Services – 6.7%
Alliance Data Systems Corp. (a)	29,350	5,041,450
FleetCor Technologies, Inc. (a)	43,050	3,310,545
Genpact Ltd.	104,510	1,943,886
Total System Services, Inc.	73,260	1,730,401
		12,026,282
Life Sciences Tools & Services – 3.2%
Covance, Inc. (a)	26,050	1,942,288
Mettler-Toledo International, Inc. (a)	18,290	3,821,878
		5,764,166
Machinery – 2.8%
IDEX Corp.	54,860	2,854,366
The Timken Co.	40,650	2,136,970
		4,991,336
Media – 0.8%
Manchester United plc, Class A(a)	77,370	1,391,113
Oil, Gas & Consumable Fuels – 6.1%
CONSOL Energy, Inc.	52,100	1,752,644
Denbury Resources, Inc. (a)	154,010	2,755,239
Tesoro Corp.	121,220	6,473,148
		10,981,031
Professional Services – 1.4%
IHS, Inc., Class A(a)	26,215	2,554,127
Real Estate Management & Development – 1.5%
Jones Lang LaSalle, Inc.	27,380	2,711,168
Road & Rail – 2.3%
Hertz Global Holdings, Inc. (a)	66,270	1,595,782
Landstar System, Inc.	48,170	2,632,972
		4,228,754

38 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2013 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 4.6%
Avago Technologies Ltd.	49,870	1,593,845
Lam Research Corp. (a)	42,430	1,961,115
NXP Semiconductors NV (a)	81,090	2,234,030
Skyworks Solutions, Inc. (a)	111,520	2,461,246
		8,250,236
Software – 7.6%
Autodesk, Inc. (a)	69,870	2,751,481
Concur Technologies, Inc. (a)	26,720	1,953,499
Fortinet, Inc. (a)	121,710	2,185,912
Informatica Corp. (a)	53,360	1,757,145
Nuance Communications, Inc. (a)	167,040	3,180,441
QLIK Technologies, Inc. (a)	72,230	1,878,702
		13,707,180
Specialty Retail – 10.8%
American Eagle Outfitters, Inc.	58,890	1,145,410
Best Buy Co., Inc.	108,110	2,809,779
Foot Locker, Inc.	85,810	2,992,195
GNC Holdings, Inc., Class A	27,930	1,266,067
Signet Jewelers Ltd.	41,120	2,826,178
Tractor Supply Co.	16,090	1,724,365
Urban Outfitters, Inc. (a)	75,990	3,149,025
Williams-Sonoma, Inc.	66,444	3,566,714
		19,479,733
Trading Companies & Distributors – 3.7%
Beacon Roofing Supply, Inc. (a)	55,250	2,106,683
United Rentals, Inc. (a)	34,760	1,828,724
WESCO International, Inc. (a)	37,760	2,707,014
		6,642,421
Wireless Telecommunication Services – 0.5%
SBA Communications Corp., Class A(a)	12,680	1,001,593
TOTAL COMMON STOCKS
(COST $138,214,772)		174,854,087

Investment Company – 2.9%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	5,261,791	5,261,791
TOTAL INVESTMENT COMPANY
(COST $5,261,791)		5,261,791
TOTAL INVESTMENTS SECURITIES
(COST $143,476,563) — 99.7%		180,115,878
____________________

Percentages indicated are based on net assets of $180,574,563.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2013.

See notes to financial statements.	HSBC PORTFOLIOS 39

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2013 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$84,765,113	$180,115,878
Dividends receivable	17,013	45,964
Receivable for investments sold	1,449,764	707,535
Prepaid expenses and other assets	—	21
Total Assets	86,231,890	180,869,398

Liabilities:
Payable for investments purchased	504,437	140,734
Accrued expenses and other liabilities:
Investment Management	40,095	116,352
Administration	2,206	4,601
Compliance Service	26	—
Accounting	3,532	3,441
Custodian	4,908	13,819
Trustee	29	246
Other	38,462	15,642
Total Liabilities	593,695	294,835

Applicable to investors’ beneficial interest	$85,638,195	$180,574,563
Total Investments, at cost	$65,866,147	$143,476,563

40 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2013 (Unaudited)

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$593,342	$732,883
Total Investment Income	593,342	732,883

Expenses:
Investment Management	234,683	666,664
Administration	13,029	26,586
Accounting	22,007	21,982
Compliance Service	342	454
Custodian	9,316	8,086
Printing	901	1,825
Professional	9,667	11,243
Trustee	889	1,476
Other	3,962	5,261
Total Expenses	294,796	743,577

Net Investment Income (Loss)	298,546	(10,694)

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	4,562,447	12,783,167
Change in unrealized appreciation/depreciation on investments	5,585,551	15,451,443

Net realized/unrealized gains from investments	10,147,998	28,234,610
Change In Net Assets Resulting From Operations	$10,446,544	$28,223,916

See notes to financial statements.	HSBC PORTFOLIOS 41

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	six months ended	year ended	six months ended	year ended
	April 30, 2013	October 31, 2012	April 30, 2013	October 31, 2012
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$298,546	$116,496	$(10,694)	$224,890
Net realized gains (losses) from investments	4,562,447	12,654,581	12,783,167	8,826,465
Change in unrealized appreciation/depreciation
from investments	5,585,551	(6,525,872)	15,451,443	8,291,618
Change in net assets resulting from operations	10,446,544	6,245,205	28,223,916	17,342,973
Proceeds from contributions	3,212,686	10,142,030	13,052,219	15,884,698
Value of withdrawals	(7,039,369)	(42,657,788)	(10,760,097)	(24,493,548)
Change in net assets resulting from transactions
in investors’ beneficial interest	(3,826,683)	(32,515,758)	2,292,122	(8,608,850)
Change in net assets	6,619,861	(26,270,553)	30,516,038	8,734,123

Net Assets:
Beginning of period	79,018,334	105,288,887	150,058,525	141,324,402
End of period	$85,638,195	$79,018,334	$180,574,563	$150,058,525

42 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

			Ratios/Supplementary Data
						Ratios of
					Ratio of Net	Expenses
				Ratio of Net	Investment	to Average
			Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total		End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return(a)		(000’s)	Assets(b)	Assets(b)	Reductions)(b)	Turnover(a)
GROWTH PORTFOLIO
Year Ended October 31, 2008	(37.75	)%(c)	$81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%		79,018	0.71%	0.13%	0.71%	53%
Six Months Ended April 30, 2013 (Unaudited)	13.51%		85,638	0.72%	0.73%	0.72%	37%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2008	(35.30)%		$127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%		150,059	0.91%	0.15%	0.91%	59%
Six Months Ended April 30, 2013 (Unaudited)	18.33%		180,575	0.89%	(0.01)%	0.89%	38%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the year ended October 31, 2008, Winslow Capital Management, LLC (formerly Winslow Capital Management, Inc.) reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

See notes to financial statements.	HSBC PORTFOLIOS 43

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited)

1. Organization:

     The HSBC Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds, which also includes HSBC Advisor Funds Trust and HSBC Funds (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Family of Funds in relation to net assets or on another reasonable basis.

44 HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts.

HSBC PORTFOLIOS 45

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     For the year period April 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

     The following is a summary of the valuation inputs used as of April 30, 2013 in valuing the Portfolios’ investments based upon the three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks (a)	83,573,477	—	—	83,573,477
Investment Company	1,191,636	—	—	1,191,636
Total Investment Securities	84,765,113	—	—	84,765,113

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	174,854,087	—	—	174,854,087
Investment Company	5,261,791	—	—	5,261,791
Total Investment Securities	180,115,878	—	—	180,115,878
____________________

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

New Accounting Pronouncements:

     In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”), which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Portfolios’ financial statements.

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

46 HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Funds and HSBC Advisor Fund that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Fund, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $143,262 for the period ended April 30, 2013, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals as employees of Citi.

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

HSBC PORTFOLIOS	47

HSBC PORTFOLIOS
Notes to Financial Statements—as of April 30, 2013 (Unaudited) (continued)

Independent Trustees:

     The Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $ 3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $ 3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $ 6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $ 500 per hour, up to a maximum of $ 3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2013 were as follows:

Portfolio Name	Purchases ($)	Sales ($)
Growth Portfolio	29,565,645	32,051,024
Opportunity Portfolio	63,244,033	61,647,653

     For the period ended April 30, 2013, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At April 30, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
Growth Portfolio	62,465,363	22,618,866	(319,116)	22,299,750
Opportunity Portfolio	143,728,751	39,548,076	(3,160,949)	36,387,127
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

48 HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval

     Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Funds, HSBC Advisor Funds Trust and HSBC Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2013 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

     The Board met in person and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met separately to consider, among other matters:

  the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub- Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

  the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

     Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Lipper Inc. (“Lipper”); (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds based on Lipper data; (vii) the profitability of the Adviser and certain of the Sub-Advisers; and (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trusts and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting.

     When it met, the Contracts Committee and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (ii) the Trusts’ arrangements with the unaffiliated investment sub-advisers to the Trusts, Westfield Capital Management Company, LP (“Westfield”) and Winslow Capital Management, LLC (“Winslow”); (iii) the Trusts’ Administration Agreement with the Adviser; and (iv) regulatory considerations. The Contracts Committee also convened to consider, among other things: (i) the Support Services Agreement and Operational Support Services Agreement with the Adviser; (ii) the Adviser’s Multimanager function; (iii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (iv) the Adviser’s profitability; and (v) additional information provided by the Adviser at the request of the Board. Following the December 5, 2012 and December 17-18, 2012 Contracts Committee meetings, the members of the Contracts Committee determined to recommend to the Board that the Agreements be continued for an additional one-year period.

     At the in-person meeting, held on December 17-18, 2012, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

HSBC PORTFOLIOS	49

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

     The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

     Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the Equity Funds, the capabilities and performance of the Adviser’s Emerging Markets Debt Team with respect to the Emerging Markets Debt Funds, the capabilities of the Adviser’s oversight with respect to the Frontier Markets Fund, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

     The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the reduction during the period in the HSBC Family of Fund’s net assets, and its effect on economies of scale; (iv) the recent liquidation of certain Funds; and (v) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds, including the recent development and launch of the HSBC RMB Fixed Income Fund and HSBC Total Return Fund, and an increased entrepreneurial commitment to the success of the Funds with new classes of shareholders. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, such as the voluntary fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently, and noted the material increase in these waivers and reimbursements due to the economic environment for money market funds over the previous year. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. In assessing the Adviser’s reputation, the Independent Trustees considered a recent regulatory matter affecting the parent of the Adviser which did not relate to the Funds.

     The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

     Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

     Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the context of the World Selection Funds, the Independent Trustees took note of the expenses of underlying funds and considered the performance of the World Selection Funds, and particularly the Aggressive Strategy Fund, in light of the World Selection Funds’ relative positioning and peers. In the context of the HSBC Growth Portfolio, although the Independent Trustees noted the recent underperformance of the Portfolio in light of data provided by Lipper, it favorably noted the consistent performance record of the Portfolio and the strong compliance culture at the Portfolio’s Sub-Adviser. In the context of the HSBC Opportunity Portfolio, the Independent Trustees considered that the Portfolio was relatively expensive as compared to its peers, yet was also characterized by relatively high return as well as higher volatility. With respect to the HSBC Opportunity Portfolio, the Independent Trustees also considered the compliance efforts of the Portfolio’s Sub-Adviser.

     In the context of the Emerging Markets Debt Funds, the Independent Trustees found the expenses of the HSBC Emerging Markets Debt Fund to be reasonable and its performance to be acceptable, but the Independent Trustees noted that the HSBC Emerging Markets Local Debt Fund had performed less competitively. With respect to the Emerging Markets Debt Funds, the Independent Trustees also requested and received information regarding the Funds’ integration into the overall structure of the HSBC Family of Funds. In the context of the HSBC Frontier Markets Fund, the Independent Trustees noted the Fund’s fees and expenses as compared to its peers, and

50	HSBC PORTFOLIOS

HSBC PORTFOLIOS
Investment Adviser Contract Approval (continued)

requested and received information regarding the advisory fee split between the Adviser and the Fund’s Sub-Adviser. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements, although they would continue to monitor performance closely, particularly for those Funds that had weaker performance compared to peers during the past year.

     Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability. The Independent Trustees also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

     The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

     With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds. At the request of the Independent Trustees, the Adviser provided information regarding the pricing differential between the retail and institutional shares’ respective Operational Support Services Agreements. The Independent Trustees determined that the differences are in-line with industry standards and recognize the different services provided to retail as compared to institutional shareholders. The Independent Trustees also considered the relative split of the administration fee between the Adviser and Citi Fund Services Ohio, Inc., as sub-administrator and other factors relevant to their consideration of these arrangements.

     The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Growth Portfolio, the Independent Trustees considered the sub-advisory fee breakpoint structure. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

     The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

     Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

     In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC PORTFOLIOS	51

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of April 30, 2013 (Unaudited)

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/12	4/30/13	11/1/12 - 4/30/13	11/1/12 - 4/30/13
Growth Portfolio	$1,000.00	$1,135.10	$3.81	0.72%
Opportunity Portfolio	1,000.00	1,183.30	4.82	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/12	4/30/13	11/1/12-4/30/13	11/1/12-4/30/13
Growth Portfolio	$1,000.00	$1,021.58	$3.67	0.72%
Opportunity Portfolio	1,000.00	1,020.72	4.53	0.89%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

52	HSBC PORTFOLIOS

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC PORTFOLIOS	53

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED             — NO BANK GUARANTEE             — MAY LOSE VALUE

HSB-SAR-RTL-0613	6/13

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC ADVISOR FUNDS TRUST

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 21, 2013

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 21, 2013

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards
Treasurer

Date	June 21, 2013